UNITED STATES
             SECURITIES AND EXCHANGE COMMISSION
                   Washington, D.C. 20549



                          FORM 8-K


                       CURRENT REPORT

             PURSUANT TO SECTION 13 OR 15(d) OF
           THE SECURITIES AND EXCHANGE ACT OF 1934


  Date of Report (Date of Earliest Event Reported) October 25, 2001


        AEI REAL ESTATE FUND 85-A LIMITED PARTNERSHIP

                     State of Minnesota
      (State or other Jurisdiction of Incorporation or
                        Organization)




           0-14263                      41-1511293
   (Commission File Number)          (I.R.S. Employer
                                   Identification No.)


   1300 Minnesota World Trade Center, St. Paul, Minnesota 55101
            (Address of Principal Executive Offices)


                        (651) 227-7333
    (Registrant's telephone number, including area code)


    (Former name or former address, if changed since last report)


Item 2.   Acquisition or Disposition of Assets.

       On October 25, 2001, the Partnership purchased a 57% interest in a newly constructed Children's World daycare center in Bridgewater, Massachusetts from NNN-CW, L.P. The total cash purchase price of the land and building was approximately $1,844,000. The remaining interest in the property is owned by AEI Fund Management XVII, Inc., an affiliate of the Partnership. NNN-CW, L.P. is not affiliated with the Partnership.

       The cash, used in purchasing the property, was from the proceeds of sale of properties.

Item 7.   Financial Statements and Exhibits.

           (a) Financial statements of businesses acquired.  -
               Not    Applicable.     Property    was    newly
               constructed.

           (b) A limited number of proforma adjustments are required to illustrate the effects of the transaction on the balance sheet and income statement. The following narrative description is furnished in lieu of the proforma statements:

             Assuming the Partnership had acquired the property on January 1, 2000, the Partnership's Investments in Real Estate would have increased by $1,051,080 and its Current Assets
             (cash) would have decreased by $1,051,080.

             The Total Income for the Partnership would have increased from $557,411 to $656,892 for the year ended December 31, 2000 and from $399,794 to $474,405 for the nine months ended September 30, 2001 if the Partnership had owned the property during the periods.

             Depreciation  Expense would have  increased  by
             $30,864   and  $23,148  for  the   year   ended
             December  31,  2000 and the nine  months  ended
             September 30, 2001, respectively.

             The net effect of these proforma adjustments would have caused Net Income to increase from $485,520 to $554,137 and from $645,657 to
             $697,120, which would have resulted in Net Income of $77.63 and $98.17 per Limited Partnership Unit outstanding for the year ended December 31, 2000 and the nine months ended September 30, 2001, respectively.

           (c) Exhibits

                Exhibit    10.1   -    Net    Lease
                           Agreement   dated  September   27,
                           2000  between  NNN-CW,  L.P.   and
                           ARAMARK   Educational   Resources,
                           Inc.  relating to the property  at
                           393     West    Center     Street,
                           Bridgewater,         Massachusetts
                           (incorporated  by   reference   to
                           Exhibit 10.4 of Form 10-QSB  filed
                           on October 26, 2001).


                Exhibit    10.2     Assignment   and
                           Assumption of Lease dated  October
                           25,  2001 between the Partnership,
                           AEI  Fund  Management  XVII,  Inc.
                           and  NNN-CW, L.P. relating to  the
                           property   at   393  West   Center
                           Street,               Bridgewater,
                           Massachusetts   (incorporated   by
                           reference to Exhibit 10.5 of  Form
                           10-QSB   filed  on   October   26,
                           2001).


                         SIGNATURES

        Pursuant  to  the  requirements  of  the  Securities
Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              AEI REAL ESTATE FUND 85-A
                              LIMITED PARTNERSHIP

                              By:  Net Lease Management 85-A, Inc.
                              Its: Managing General Partner


Date:  November 2, 2001        /s/ Mark E Larson
                              By:  Mark E. Larson
                                   Its Chief Financial Officer
                                   (Principal Accounting and
                                   Financial Officer)